Exhibit 99.1

Flywire Announces Changes to Board of Directors

Flywire appoints Diane Offereins, EVP and President, Payment Services at Discover Financial Services to Flywire’s Board of Directors

Yvonne Hao and Jo Natauri step down from Flywire’s Board

Boston, MA – January 10, 2023 –Flywire Corporation (Nasdaq: FLYW) (Flywire), a global payments enablement and software company, today is announcing the appointment of Diane Offereins to its Board of Directors, effective immediately. Ms. Offereins will also serve as a Member of the Compensation Committee of the Board. Flywire also is announcing that Jo Natauri and Yvonne Hao have stepped down from the Board.

Ms. Offereins brings an extensive background in Payments, Financial Services and Cybersecurity to Flywire’s Board. She is currently the Executive Vice President and President, Payment Services at Discover Financial Services, where she is responsible for the growth of the Discover Global Network, consisting of three payment networks – Discover Network, Diners Club International and PULSE. Under her leadership, in 2021, Discover’s payments business handled more than $500 billion in transaction volume and generated more than $533 million in pretax income. Additionally, as a member of Discover’s executive committee, she helps to drive the firm’s strategic direction, flagship initiatives, and helps to shape the company’s culture. She has been with Discover since 1998 and has held several positions within the company, including Executive Vice President, Payment Services and Executive Vice President and Chief Information Officer. Prior to Discover, Ms. Offereins held leadership positions at Bank of America and SouthEast Bank.

In addition to her leadership position at Discover, Ms. Offereins is on the Board of Directors of Brighthouse Financial, Inc. (Nasdaq: BHF) where she chairs the Compensation and Human Capital Committee and serves on the Finance and Risk and Nominating and Corporate Governance Committees. She is also a board member of the non-profit organization Children’s Home & Aid and a mentor for children in the program. Ms. Offereins was recently named one of the 2022 Most Powerful Women in Finance by American Banker.

“Diane is a trailblazer in the Financial Services industry, and her unique experience scaling Discover’s payments ecosystem globally is expected to be an advantage to Flywire’s Board,” said Mike Massaro, Flywire CEO. “Her knowledge of our FinTech sector, as well as her proven track record of building one of the most respected global brands in our industry, will help propel Flywire forward to our next phase of growth.”

“I’m thrilled to join Flywire’s Board at an exciting time for the Company,” said Diane Offereins. “I’ve been impressed with Flywire’s growth and execution and have always considered them a prime example of how FinTech companies are pushing the boundaries of innovation. Flywire offers powerful software and payments technology and continues to deliver strong value for clients and payers in large vertical industries. I’m proud to join the Flywire Board to help play a role in the Company’s future success.”

Diane joins Flywire’s Board as Jo Natauri, a partner at Goldman Sachs and a Flywire Board member since November 2020, vacates her seat. “I’d like to thank Jo for her significant contributions to Flywire over these past few years. Jo has been an invaluable resource for me personally, and instrumental to Flywire’s growth. Jo started with us as part of Goldman Sachs’ pre-IPO investment and she’s helped us to navigate the transition to being a public company. While we will miss her, this is a natural evolution of Flywire’s Board and with Diane’s appointment, I am confident we have an exceptional Board team to help steward Flywire’s future success,” said Mr. Massaro.

Additionally, Flywire is announcing that Yvonne Hao, a Flywire Board member since September 2021, has been appointed to serve as the next Secretary of Economic Development for the Commonwealth of Massachusetts, reporting to new Massachusetts Governor Maura Healey. In connection with her appointment, she has stepped down from the Flywire Board.

“Flywire is incredibly proud that the Governor of Massachusetts has chosen one of our Board members to serve in this critical role,” said Massaro. “Given her amazing contributions to our company and our Board, we believe the Office of Economic Development in the Commonwealth of Massachusetts will be in outstanding hands. We are grateful for her contributions to Flywire and wish her the best,” said Mr. Massaro.

About Flywire

Flywire is a global payments enablement and software company. We combine our proprietary global payments network, next-gen payments platform and vertical-specific software to deliver the most important and complex payments for our clients and their customers.

Flywire leverages its vertical-specific software and payments technology to deeply embed within the existing A/R workflows for its clients across the education, healthcare and travel vertical markets, as well as in key B2B industries. Flywire also integrates with leading ERP systems, such as NetSuite, so organizations can optimize the payment experience for their customers while eliminating operational challenges.

Flywire supports more than 3,000 clients with diverse payment methods in more than 140 currencies across 240 countries and territories around the world. Flywire is headquartered in Boston, MA, USA with global offices. For more information, visit www.flywire.com. Follow Flywire on Twitter, LinkedIn and Facebook.

Safe Harbor Statement

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding Flywire’s future operating results and financial position, Flywire’s business strategy and plans, market growth, and Flywire’s objectives for future operations. Flywire intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terms such as, but not limited to, “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. Such forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions, and uncertainties. Risks that may cause actual results to differ materially from these forward looking statements include, but are not limited to: political, economic, foreign exchange rate, inflation, legal, social and health risks, including the COVID-19 pandemic and subsequent public health measures that may affect Flywire’s business or the global economy; beliefs and objectives for future operations; Flywire’s ability to develop and protect its brand; Flywire’s ability to maintain and grow the payment volume that it processes; Flywire’s ability to further attract, retain, and expand its client base; Flywire’s ability to develop new solutions and services and bring them to market in a timely manner; Flywire’s expectations concerning relationships with third parties, including strategic partners; the effects of increased competition in Flywire’s markets and its ability to compete effectively; future acquisitions or investments in complementary companies, products, services, or technologies; Flywire’s ability to enter new client verticals, including its relatively new B2B sector; Flywire’s expectations regarding anticipated technology needs and developments and its ability to address those needs and developments with its solutions; Flywire’s expectations regarding litigation and legal and regulatory matters; Flywire’s expectations regarding its ability to meet existing performance obligations and maintain the operability of its solutions; Flywire’s expectations regarding the effects of existing and developing laws and regulations, including with respect to payments and financial services, taxation, privacy and data protection; economic and industry trends, projected growth, or trend analysis; Flywire’s ability to attract and retain qualified employees; Flywire’s ability to maintain, protect, and enhance its intellectual property; Flywire’s ability to maintain the security and availability of its solutions; the future market price of Flywire’s common stock; and other factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Flywire’s Annual Report on Form 10-K for the year ended December 31, 2021 and Flywire’s Quarterly Report on Form 10-Q for the quarter ended September 31, 2022, both of which are on file with the Securities and Exchange Commission (SEC) and available on the SEC’s website at https://www.sec.gov/. Additional factors may be described in those sections of Flywire’s Annual Report on Form 10-K for the year ended December 31, 2022, expected to be filed with the SEC in the first quarter of 2023. The information in this release is provided only as of the date of this release, and Flywire undertakes no obligation to update any forward-looking statements contained in this release on account of new information, future events, or otherwise, except as required by law.

Media Contacts

Sarah King

Sarah.King@flywire.com

Prosek Partners

pro-flywire@prosek.com

Investor Relations Contact:

ICR

flywireir@icrinc.com